UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 6, 2010 (August 5, 2010)

TENNESSEE COMMERCE BANCORP, INC.

(Exact name of registrant as specified in its charter)

Tennessee	00051281	62-1815881
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

381 Mallory Station Road Suite 207 Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (615) 599-2274

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On August 5, 2010, Tennessee Commerce Bancorp, Inc. issued a press release announcing the pricing of an offering of its common stock.  A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K. Pursuant to the rules and regulations of the Commission, such exhibit and the information set forth therein and in this Item 7.01 are deemed to be furnished and shall not be deemed to be “filed” with the Commission under the Securities Exchange Act of 1934, as amended.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description

99.1	Press release issued on August 5, 2010 by Tennessee Commerce Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNESSEE COMMERCE BANCORP, INC.

	By:	/s/ Frank Perez
Frank Perez
Chief Financial Officer

Date: August 5, 2010

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued on August 5, 2010 by Tennessee Commerce Bancorp, Inc.